Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350

(SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of, Sears Oil and Gas Corporation (the "Company") on Form 10-K for the period ending December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark A. Scharmann, President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 17, 2018

By:  /s /Mark A. Scharmann

     -----------------------------------------------

     Mark A. Scharmann, President,

     Chief Executive Officer,

     Chief Financial Officer,

     Treasurer, Secretary

     and Director